UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
(Exact name of registrant as specified in charter)

116 South Franklin Street, Rocky Mount, North Carolina  27804
(Address of principal executive offices)  (Zip code)

Paracorp Inc.
2140 South Dupont Hwy., Camden, DE  19934
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: March 31

Date of reporting period: September 30, 2023

Item 1. REPORT TO STOCKHOLDERS.

(a)
Semi -Annual Report
As of September 30, 2023

Matisse Discounted Closed-End Fund Strategy

Matisse Discounted Bond CEF Strategy

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Matisse Funds (the “Funds”). The Funds’ shares are not deposits or obligations of, or guaranteed by, any depository institution. The Funds’ shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Funds nor the Funds’ distributor is a bank.
The Funds are distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC 27609. There is no affiliation between the Funds, including its principals, and Capital Investment Group, Inc..

Table of Contents
Letter to Shareholders	………………………………………………………………………………	1
Schedule of Investments	………………………………………………………………………………	6
Statement of Assets and Liabilities	………………………………………………………………………………	9
Statement of Operations	………………………………………………………………………………	10
Statements of Changes in Net Assets	………………………………………………………………………………	11
Notes to Financial Statements	………………………………………………………………………………	14
Additional Information	………………………………………………………………………………	23

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Funds and of the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investor should consider the investment objectives, risks, and charges and expenses of each Fund carefully before investing. The prospectus contain this and other information about the Funds. A copy of the prospectus is available at https://docs.nottinghamco.com/Matisse or by calling Shareholder Services at 800-773-3863. The prospectus should be read carefully before investing.

For More Information on the Matisse Funds:

See Our Web site @ matissecap.com/funds
or
Call Our Shareholder Services Group at 800-773-3863.

(Unaudited)
Dear MDCEX Shareholder:
Enclosed please find the Semi-Annual Report for the Matisse Discounted Closed-End Fund Strategy (MDCEX; hereafter the “Fund”) for the period ending September 30, 2023. The Fund launched on October 31, 2012.
Under the surface of a superficially strong US stock market here in 2023, there are some historically significant discount opportunities for our strategy to take advantage of.  Closed-End Fund discounts are the widest they’ve been since 2020, with an average discount of 9.6% as of quarter-end1.  Our portfolio, meanwhile, trades at a weighted average discount to NAV of 30%!1
Despite 1.5 percentage points of discount widening in the CEF universe1, the Fund outperformed most of its benchmarks (other than the S&P 500) over the past 6 months. Here are some of the factors that contributed to our results.  From 3/31/23 to 9/30/23:
1.
Most closed-end fund discounts widened and Bond CEF NAVs, at least, mostly decreased as interest rates rose. For the six-month period, the average closed-end fund saw its discount widen by 147 bps[1]. This was a headwind against our results.

2.
In addition to the headwind of widening closed-end fund discounts, our exposure to foreign stocks was a relative performance drag, as the US dollar was exceptionally strong, and the MSCI EAFE index underperformed the S&P 500 by over 6 percentage points (for the 3/31/23 to 9/30/23 period).

3.
Our exposure to the Energy sector was a positive factor. Oil prices rose from $76 to $91 a barrel, large-cap energy names gained 11%[2], and MLPs advanced 14%[3] (for the 3/31/23-9/30/23 period). One of our Energy holdings liquidated and returned NAV to shareholders during the period, which added to our returns.

Over the longer term, the Fund has outperformed its benchmarks (other than the S&P 500) on the strength of our disciplined approach which aims to capture alpha from beneficial discount movement.
Average Annual Total Returns
Period ended September 30, 2023[1]	Six Months	One Year	Five Year	Ten Year	Since Inception 10/31/2012
MDCEX	+4.75%	+17.79%	+6.82%	+7.22%	+6.87%
S&P 500 Index	+5.18%	+21.62%	+9.90%	+11.91%	+12.86%
S-Network Composite Closed-End Fund Total Return Index	-0.69%	+8.19%	+2.53%	+5.01%	+4.71%
S&P Target Risk Moderate Index	-1.04%	+9.03%	+2.98%	+4.04%	+4.44%
MSCI EAFE Total Return Index	-1.28%	+25.65%	+3.23%	+3.82%	+5.46%
Bloomberg US Aggregate Bond Total Return Index	-4.05%	+0.64%	+0.10%	+1.13%	+0.86%
Returns longer than one year are annualized. The performance information quoted represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance current to most recent month-end, please send a request to info@matissecap.com, or call Shareholder Services at 1-800-773-3863. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions. There is no guarantee that the Fund will pay or continue to pay distributions.
1.The Total Gross Annual Fund Operating Expense for the Fund as disclosed in the most recent prospectus dated August 1, 2023 is 3.70%. The Net Operating Expense for the Fund in the most recent prospectus dated August 1, 2203, is 3.36%. The Total Annual Fund Operating Expense is required to include expenses incurred indirectly by the Fund through its investments in closed-end funds and other investment companies. The Advisor has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of (i) any 12b-1 fees; (ii) any front-end or contingent deferred loads; (iii) brokerage fees and commissions, (iv) acquired fund fees and expenses; (v) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (vi) borrowing costs (such as interest and dividend expense on securities sold short); (vii) taxes; and (viii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.25% of the average daily net assets of the Fund. The Expense Limitation Agreement runs through July 31, 2024 and may be terminated by the Board of Trustees of the Fund at any time. “Acquired Fund Fees and Expenses” include expenses incurred indirectly by the Fund through its investments in closed-end funds and other investment companies, do not affect a Fund’s actual operating costs, and, therefore, are not included in the Fund’s financial statements, which provide a clearer picture of a Fund’s actual operating costs. The Advisor cannot recoup from the fund any amounts paid to the Advisor under the expense limitation agreement. However, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to expenses that are not waived under the Expense Limitation Agreement.

1 Calculations based on historical data obtained from Bloomberg
2 Bloomberg data based on Ticker XLE - Energy Sector SPDR Fund for the period of 3/31/2023-9/30/2023.
3 Bloomberg data based on Ticker AMLP – Alerian MLP ETF for the period of 3/31/2023 – 9/30/2023.

Management Outlook
We are very optimistic about the current portfolio of MDCEX.  As of 9/30/23, the weighted average discount to NAV of our underlying holdings stood at 30%, compared to an average 18% discount since the inception of MDCEX1…. More than a two standard deviation event4!
The attractive discounts within our portfolio are reflective of broadly attractive discounts across much of the CEF universe.  The average discount in the CEF universe at quarter end was 9.6%, as compared to a long-run (since 2006) average CEF universe discount of only 5.1%.  Current CEF discounts are a 1.7 standard deviation event.  International Equity CEFs (14% discount = 1.9 standard deviations) and Municipal Bond CEFs (13% discount = 2.6 standard deviations) are the standouts in terms of cheapness.  Muni Bond CEFs, in fact, as of quarter end, were cheaper than they have been at any single month-end in our database (back to 2006)1.  That includes the Great Recession, the Covid Pandemic, the Taper Tantrum5, etc.
As is normally the case, over the past six months, even though most closed-end funds suffered from discount widening, highly discounted closed-end funds (those starting the period in the bottom quintile of discounts) suffered less. In fact, discounts on these highly discounted CEFs actually narrowed by 83 basis points on average, while discounts on all other closed-end funds widened by 204 basis points on average1. A core piece of our investment thesis is the outperformance that often goes along with more discount narrowing (or less discount widening).
Sign Up for Matisse Funds Emails
We distribute important announcements and updates about the Fund via email. If you aren’t receiving our updates already, please visit https://www.matissecap.com/funds/sign-up/ to subscribe.
We appreciate your interest in, and investment in, the Fund. We’ll continue to keep you updated on the important developments we see in the misunderstood, retail-dominated world of closed-end funds. Check out https://www.matissecap.com/funds for updates, and feel free to contact us at 503-210-3005 to discuss the Matisse Discounted Closed-End Fund Strategy (MDCEX) and our investment approach.

Sincerely,

Eric Boughton, CFA Portfolio Manager & Chief Analyst Matisse Capital eric@matissecap.com (503) 210-3005	Bryn Torkelson President & CIO Matisse Capital bryn@matissecap.com (503) 210-3001

RCMAT1123001

4 Standard deviation event is the different between MDCEX’s current weighted average discount and the average of MDCEX’s historical weighted average discounts divided by the standard deviation of MDCEX’s historical weighted average discounts.
5 The phrase “Taper Tantrum” describes the 2013 surge in US Treasury yields, resulting from the Federal Reserve’s announcement of future tapering of its policy of quantitative easing.

(Unaudited)
Dear MDFIX Shareholder:
Enclosed please find the Semi-Annual Report for the Matisse Discounted Bond CEF Strategy (MDFIX; hereafter the “Fund”) for the period ending September 30, 2023. The Fund launched on April 30, 2020.
As fellow shareholders, we are disappointed with the Fund’s absolute performance over the past six months, but, relatively speaking, the Fund lost less than the broad bond market, represented by the Bloomberg US Aggregate Bond Index. Here are the major factors that contributed during the six-month period to the Fund’s performance relative to its indexes:
1.
Most CEF discounts widened and NAVs decreased as interest rates rose and bond markets around the globe declined. For the six-month period, the average bond CEF saw its discount widen by 167 bps[6]. Specifically for our underlying portfolio of bond CEFs, however, discount movement/capture within the Fund detracted only 18 bps from our total return.

2.
Our exposure to longer-duration municipal bond CEFs detracted from returns during the period, as a broad rise in interest rates (with the ten-year Treasury yield rising from 3.5% to 4.6%) hurt longer duration investments.

3.
The cash collected by the Fund from its underlying CEFs totaled about 4.4% during the six-month period[1]. This is an important, and steady, driver of alpha for the Fund, since we collect this cash effectively “at-NAV” from CEFs purchased at substantial discounts to NAV. We do so even in the absence of discount movement; therefore, this factor can potentially add alpha (since a fixed cash distribution per share divided by a lower share price creates a higher yield than when divided by a higher NAV). Cash distributions as a percentage of our NAV are meaningfully higher this year than last---a reflection of mostly steady or increasing per-share cash distributions from underlying CEFs (aided by a now-higher rate environment), as well as our lower NAV.

The Fund’s since-inception performance has been good, ahead of our benchmarks (especially the broad bond market), on the strength of our disciplined approach to seeking alpha from CEF discount movement.  In fact, two-thirds of our since-inception total return has come via beneficial discount movement/capture through trading, even though the average Bond CEF has seen its discount widen by 3 percentage points over that time period.
Average Annual Total Returns
Period ended September 30, 2023[1]	Six Months	YTD	One Year	Three Years	Since Inception 4/30/2020
MDFIX	-2.59%	+1.60%	+8.38%	+1.42%	+5.14%
Bloomberg US Aggregate Bond Total Return Index	-4.05%	-1.21%	+0.64%	-5.21%	-4.11%
Bloomberg VLI: High Yield Index	+1.94%	+5.81%	+10.40%	+1.07%	+3.62%
FT Taxable Fixed Income CEF Index	+2.25%	+5.66%	+11.37%	+1.18%	+4.99%
Returns longer than one year are annualized. The performance information quoted represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance current to most recent month-end, please send a request to info@matissecap.com, or call Shareholder Services at 1-800-773-3863. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions. There is no guarantee that the Fund will pay or continue to pay distributions.
1.The Total Gross Annual Fund Operating Expense for the Fund as disclosed in the most recent prospectus dated August 1, 2023 is 3.50%. The Net Operating Expense for the Fund in the most recent prospectus dated August 1, 2023 is 3.22%. The Total Annual Fund Operating Expense is required to include expenses incurred indirectly by the Fund through its investments in closed-end funds and other investment companies. The Advisor has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its management fees and assume other expenses of the Fund in an amount that limits the Fund’s Total Annual Fund Operating Expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 0.99% of the average daily net assets of the Fund. This contractual arrangement is in effect through July 31, 2024, unless earlier terminated by the Board of Trustees of the Fund (the “Board” or the “Trustees”) at any time. “Acquired Fund Fees and Expenses” include expenses incurred indirectly by the Fund through its investments in closed-end funds and other investment companies, do not affect a Fund’s actual operating costs, and therefore are not included in the Fund’s financial statements, which provide a clearer picture of a Fund’s actual operating costs. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.

6 Calculations based on historical data obtained from Bloomberg

State of the Bond CEF Market
Stock markets have held up relatively well this year (at least large-cap growth names), but Closed-End Fund discounts---especially in Bond CEFs---have widened dramatically over the past two years, creating broad opportunities. Muni Bond CEFs are the cheapest of the bunch, as we believe retail investors are panicking out of long duration assets.  In fact, as of quarter-end, the average Muni Bond CEF traded at a 13.2% discount---the biggest month-end discount since at least 2005!1 Muni Bond CEFs are more discounted than they were at any month-end during the Great Recession, the Taper Tantrum7, the Covid Pandemic, etc. In response, we’ve tactically increased our muni bond exposure to 50% within the Fund.
Typically, Muni Bond CEFs trade at more like a 4% discount. The only previous times when Muni Bond CEF discounts averaged more than 9% occurred near the end of 2008, 2013, and 2018 (all which turned out to be excellent entry points for Municipal Bond CEF investors)1.
Besides the extreme discount widening, bond investors have suffered from continued Fed rate increases, and sharply rising long-term interest rates.  (The price of a bond moves inversely to the direction of interest rates.) A summary of the pain:
Over the past 2 years (9/30/21-9/30/23)1:
•	Bond markets declined significantly across the board
	o	The Bloomberg US Aggregate Bond Index lost 14.05%[8]
	o	The FT Taxable Fixed Income CEF Index declined 15.12%[9]
	o	The FT Municipal CEF Index fell 29.19%[10]
•	Bond CEF discounts widened by 947 bps on average
•	Interest rates rose
	o	The 2-year US Treasury rate went from 0.3% to 5.0%, setting a 17-year high
	o	The 10-year US Treasury rate went from 1.5% to 4.6%, setting a 16-year high
It all sounds a little scary for bond investors, who have experienced the types of losses most have not seen in their investing lifetimes!  We believe that investing while fearful, however, is often the smart move, and, in the bond market, we believe that the disease carries its own cure---current high interest rates are the starting point for go-forward returns. For example, if your bond yields 5% and doesn’t default, its value has to decline by more than 5% over the next year for you to lose money.
We also take into account that two of the possible resolutions to the interest rate vs. inflation vs. economy quandary we are currently in (a “soft landing” where inflation eases and the Fed stops raising rates; or a sharp economic downturn) are likely to benefit bonds, and some of the other possible resolutions (economic reacceleration with continued Fed hikes, for example) could narrow at least some types of CEF discounts and help Floating Rate Bond CEFs (which also feature in the Fund).
We are very optimistic about the current portfolio of MDFIX. At quarter-end, our portfolio was 50% Municipal, 22% Foreign Bond, and 28% US Taxable Bond, diversified across 64 CEFs (and subsequently thousands of individual bonds on a lookthrough basis). We are finding attractively discounted CEFs across the entire Bond CEF universe. The weighted average discount to NAV of the underlying CEF holdings in MDFIX stood at 14.7% at quarter-end.  The weighted average indicated cash distribution yield of the underlying CEF holdings in MDFIX was 8.3% at quarter-end1.  As has been the case thus far, going forward we expect a majority of the Fund’s assets to be invested in investment grade bonds (bonds rated BBB or higher by Standard & Poor’s Rating Services or other equivalent by Moody’s Investor Service, Inc. or Fitch, Inc.).

7 The phrase “Taper Tantrum” describes the 2013 surge in US Treasury yields, resulting from the Federal Reserve’s announcement of future tapering of its policy of quantitative easing.
8 Bloomberg Data based on Ticker LBUSTRUU for the period of 09/30/2021-09/30/2023
9 Bloomberg Data based on Ticker TXCEFT for the period of 09/30/2021-09/30/2023
10 Bloomberg Data based on Ticker MNCEFT for the period of 09/30/2021-09/30/2023

The “Lost Interest Decade”
For several decades, the Fed’s easy money policies had helped to keep bond returns anemic. In fact, unless you bought in 2008 or earlier, an investment in bonds (Bloomberg US Aggregate Bond Total Return Index) has lost money in real terms as of today. Low rates have led to a “lost interest decade” similar to the “lost decade” for stocks coming out of the late 1990s tech/internet bubble.
In a logical response to this environment, we’ve seen bonds shrink secularly as part of many investors’ portfolios. Large pension funds and endowments today are more likely to have the non-public-equity portion of their portfolios in hedge funds, venture capital, and private equity than in bonds. Some have only token exposure to bonds, or none at all1.
Well, in our opinion, all that has changed. With the bond market down so far, we believe bonds may finally offer truly attractive risk-adjusted long-term returns from today’s levels. Investment-grade corporate bonds are now priced to yield around 6-7% to maturity, for example. We feel that Bond CEFs are providing an even more attractive opportunity right now than general Bonds, as many Bond CEFs are attractively discounted, have generous payout policies, are well-diversified, and use leverage. We believe that discount opportunities abound across various Bond CEF sectors.
We believe MDFIX, therefore, represents not only a highly discounted opportunity in its own right, but instant access to a diversified portfolio in an asset class that may now be poised (finally) to deliver solid yield and total return.
Sign Up for Matisse Funds Emails
We distribute important announcements and updates about the Fund via email. If you aren’t receiving our updates already, please visit https://www.matissecap.com/funds/sign-up/ to subscribe.
We appreciate your interest in, and investment in, the Fund. We’ll continue to keep you updated on the important developments we see in the misunderstood, retail-dominated world of closed-end funds. Check out https://www.matissecap.com/funds for updates, and feel free to contact us at 503-210-3005 to discuss the Matisse Discounted Bond CEF Strategy (MDFIX) and our investment approach.

Sincerely,

Eric Boughton, CFA Portfolio Manager & Chief Analyst Matisse Capital eric@matissecap.com (503) 210-3005	Bryn Torkelson President & CIO Matisse Capital bryn@matissecap.com (503) 210-3001

RCMAT1123002

Matisse Discounted Closed-End Fund Strategy
Schedule of Investments (unaudited)
As of September 30, 2023
		Shares	Value (Note 1)

Closed-End Funds - 100.37%
	BlackRock Health Sciences Term Trust	51,296	$ 739,175
	BlackRock Innovation and Growth Term Trust(a)	210,000	1,461,600
	BlackRock Science and Technology Term Trust	80,000	1,320,000
	Brookfield Real Assets Income Fund Inc	115,000	1,408,750
	Central and Eastern Europe Fund Inc	33,995	292,357
	ClearBridge MLP & Midstream Fund Inc(a)	58,000	2,043,340
	ClearBridge MLP & Midstream Total Return Fund Inc(a)	35,567	1,140,634
	Clough Global Dividend and Income Fund	43,630	216,841
	Clough Global Equity Fund	44,080	241,558
	Clough Global Opportunities Fund	54,553	241,670
	Destra Multi-Alternative Fund	268,000	1,602,640
	Dividend and Income Fund	125,000	1,351,250
	Eagle Capital Growth Fund Inc	27,862	240,274
	Ecofin Sustainable and Social Impact Term Fund	61,974	742,449
	First Trust Specialty Finance and Financial Opportunities Fund	242,712	817,939
	FS Credit Opportunities Corp	300,000	1,626,000
	Herzfeld Caribbean Basin Fund Inc/The	189,747	633,755
	Highland Global Allocation Fund/CEF	170,000	1,360,000
	Highland Opportunities and Income Fund(a)	170,000	1,366,800
	Kayne Anderson NextGen Energy & Infrastructure Inc	43,219	307,719
	MainStay CBRE Global Infrastructure Megatrends Term Fund	74,937	882,758
	Mexico Equity and Income Fund Inc/The (b)	132,000	1,240,800
	Mexico Fund Inc/The	90,000	1,482,300
	Morgan Stanley India Investment Fund Inc	7,700	172,095
	Neuberger Berman Next Generation Connectivity Fund Inc(a)	160,000	1,667,200
	NexPoint Diversified Real Estate Trust(a)	150,000	1,306,500
	Pershing Square Holdings Ltd/Fund	105,771	3,847,949
	PIMCO California Municipal Income Fund II(a)	5,127	25,738
	Seven Hills Realty Trust(a)	200,000	2,184,000
	The Taiwan Fund Inc (b)	45,000	1,349,100
	Tetragon Financial Group Ltd	360,000	3,528,000
	Third Point Investors Ltd (b)	64,789	1,222,892
	Tortoise Energy Infrastructure Corp	23,024	665,394
	Total Closed-End Funds (Cost $42,396,458)		38,729,477
Short-Term Investment - 0.57%
	Fidelity Treasury Portfolio, 5.22%(a) (Cost $222,572)		222,572
Investments, at Value (Cost $42,619,030) - 100.94%			38,952,049
Liabilities in Excess of Other Assets - (0.94)%			(364,238)
Net Assets - 100.00%			$ 38,587,811
(a)	Securities pledged as collateral for margin/borrowings.
(b)	Non-income producing investment
(c)	Represents 7-day effective yield as of September 30, 2023.
(d)	Each underlying fund's shareholder report and registration statement are available free of charge on the SEC's website at https://www.sec.gov.

Summary of Investments by Sector	% of Net Assets	Value
Closed-End Funds	100.37%	$ 38,729,477
Short-Term Investment	0.57%	222,572
Liabilities in Excess of Other Assets	(0.94%)	(364,238)
Total Net Assets	(0.37%)	$ 38,587,811
See Notes to Financial Statements

Matisse Discounted Bond CEF Strategy
Schedule of Investments (unaudited)
As of September 30, 2023
	Shares	Value (Note 1)

Closed-End Funds - 103.27%
Aberdeen Asia-Pacific Income Fund Inc	570,000	$ 1,396,500
Aberdeen National Municipal Income Fund	148,420	1,277,896
Angel Oak Financial Strategies Income Term Trust	80,000	963,200
BlackRock MuniHoldings California Quality Fund Inc	78,600	751,416
BlackRock MuniHoldings New Jersey Quality Fund Inc	100,700	1,019,084
BlackRock MuniHoldings New York Quality Fund Inc	8,037	73,378
BlackRock MuniYield Michigan Quality Fund Inc	110,749	1,099,738
BlackRock MuniYield New York Quality Fund Inc	33,064	292,947
BlackRock New York Municipal Income Trust	72,521	659,941
BlackRock Virginia Municipal Bond Trust	34,900	324,570
Blackstone Long-Short Credit Income Fund(a)	54,650	636,673
Blackstone Strategic Credit 2027 Term Fund	854	9,385
BNY Mellon Municipal Income Inc	37,322	211,616
BrandywineGLOBAL Global Income Opportunities Fund Inc(a)	150,000	1,126,500
DWS Strategic Municipal Income Trust	22,808	171,744
Eaton Vance California Municipal Bond Fund	18,170	147,540
Eaton Vance California Municipal Income Trust	107,178	981,750
Eaton Vance New York Municipal Bond Fund	114,287	947,439
Federated Hermes Premier Municipal Income Fund(a)	44,588	427,153
First Trust High Yield Opportunities 2027 Term Fund	26,877	358,002
First Trust Senior Floating Rate Income Fund II	69,740	697,400
First Trust/abrdn Global Opportunity Income Fund	74,012	421,868
Flaherty & Crumrine Preferred and Income Opportunity Fund Inc	17,450	129,828
Franklin Ltd Duration Income Trust	159,668	972,378
FS Credit Opportunities Corp	320,000	1,734,400
Invesco California Value Municipal Income Trust	26,088	219,922
Invesco Pennsylvania Value Municipal Income Trust	60,552	541,940
Invesco Trust for Investment Grade New York Municipals	35,794	326,083
MFS High Yield Municipal Trust(a)	385,623	1,207,000
MFS Investment Grade Municipal Trust	113,651	803,513
Morgan Stanley Emerging Markets Debt Fund Inc(a)	117,137	760,219
Morgan Stanley Emerging Markets Domestic Debt Fund Inc(a)	254,202	1,082,901
Neuberger Berman California Municipal Fund Inc(a)	66,646	652,464
Neuberger Berman Municipal Fund Inc	7,657	70,521
Neuberger Berman New York Municipal Fund Inc	50,964	446,445
New America High Income Fund Inc/The	38,684	250,672
Nuveen AMT-Free Municipal Credit Income Fund	110,000	1,134,100
Nuveen Arizona Quality Municipal Income Fund	122,133	1,176,141
Nuveen Core Plus Impact Fund	130,000	1,190,800
Nuveen Floating Rate Income Fund/Closed-end Fund	26,646	218,764
Nuveen Massachusetts Quality Municipal Income Fund	72,634	688,570
Nuveen Minnesota Quality Municipal Income Fund	3,730	36,368
Nuveen Missouri Quality Municipal Income Fund	7,391	68,071
Nuveen Mortgage and Income Fund(a)	84,000	1,333,920
Nuveen Municipal Credit Income Fund	120,447	1,256,262
Nuveen Pennsylvania Quality Municipal Income Fund	34,675	352,645
Nuveen Variable Rate Preferred & Income Fund	30,303	474,848
Nuveen Virginia Quality Municipal Income Fund	949	9,016
PIMCO California Municipal Income Fund II	12,281	61,651
PIMCO New York Municipal Income Fund II	6,738	43,258
Pioneer Floating Rate Fund Inc(a)	121,814	1,097,544

See Notes to Financial Statements

Matisse Discounted Bond CEF Strategy
Schedule of Investments (unaudited)
As of September 30, 2023
	Shares	Value (Note 1)

Closed-End Funds – (continued)
Pioneer High Income Fund Inc	27,064	181,599
Pioneer Municipal High Income Advantage Fund Inc	9,452	63,612
Pioneer Municipal High Income Fund Trust	11,368	82,191
Pioneer Municipal High Income Opportunities Fund Inc	110,000	1,050,500
RiverNorth/DoubleLine Strategic Opportunity Fund Inc	160,000	1,265,600
Templeton Emerging Markets Income Fund	50	231
Virtus Global Multi-Sector Income Fund	145,000	1,064,300
Western Asset Diversified Income Fund(a)	103,516	1,370,552
Western Asset Emerging Markets Debt Fund Inc	80,347	666,880
Western Asset Inflation-Linked Opportunities & Income Fund	110,000	905,300
Western Asset Intermediate Muni Fund Inc	4,147	29,693
Western Asset Mortgage Opportunity Fund Inc(a)	93,538	1,001,792
Western Asset Municipal Partners Fund Inc	31,435	332,582
Total Closed-End Funds (Cost $47,273,997)		40,350,816
Short-Term Investment - 0.12%
Fidelity Treasury Portfolio, 5.22%(b) (Cost $49,398)		49,398
Investments, at Value (Cost $47,323,395) - 103.39%		40,400,214
Liabilities in Excess of Other Assets - (3.39)%		(1,326,452)
Net Assets - 100.00%		$ 39,073,762
(a)		Securities pledged as collateral for margin/borrowings.
(b)		Represents 7-day effective yield as of September 30, 2023.
(c)		Each underlying fund's shareholder report and registration statement are available free of charge on the SEC's website at https://www.sec.gov.

Summary of Investments by Sector	% of Net Assets	Value
Closed-End Funds	103.27%	$ 40,350,816
Short-Term Investment	0.12%	49,398
Liabilities in Excess of Other Assets	(0.94%)	(1,326,452)
Total Net Assets	(0.82%)	$ 39,073,762

See Notes to Financial Statements

Matisse Funds
Statement of Assets and Liabilities (unaudited)
As of September 30, 2023
	Matisse Discounted Closed-End Fund Strategy	Matisse Discounted Bond CEF Strategy
Assets:
Investments, at value	$38,952,049	$40,400,214
Cash	44,695	14,417
Dividends receivable	62,055	158,431
Interest receivable	1,281	1,632
Fund shares sold receivable	9,985	9,985
Prepaid insurance	2,378	11,819
Total assets	39,072,443	40,596,498
Liabilities:
Due to broker	-	1,316,071
Investments purchased payable	407,685	148,859
Fund shares purchased payable	-	14,302
Accrued expenses:
Advisory Fees	18,476	11,211
Professional fees	27,725	12,501
Interest expense	7,600	14,651
Administration fees	390	755
Fund accounting fees	43	79
Transfer agent fees	164	-
Trustee fees	2,154	1,747
Compliance fees	2,036	1,267
Operational expenses	18,358	1,293
Total liabilities	484,631	1,522,736
Total Net Assets	$38,587,812	$39,073,762
Net Assets Consist of:
Paid in capital	$41,935,410	$47,088,076
Accumulated deficit	(3,347,599)	(8,014,314)
Total Net Assets	$38,587,811	$39,073,762
Capital Shares Outstanding, no par value
(unlimited authorized shares)	6,416,813	4,242,608
Net Asset Value, Per Share	$6.01	$9.21

Investments, at cost	$42,619,030	$47,323,395

See Notes to Financial Statements

Matisse Funds
Statement of Operations (unaudited)
For the period ended September 30, 2023	125	127
	Matisse Discounted Closed-End Fund Strategy	Matisse Discounted Bond CEF Strategy
Investment Income:
Dividends	$ 1,463,843	$ 1,757,198
Interest	6,532	6,889
Total Investment Income	1,470,375	1,764,087
Expenses:
Advisory fees	185,995	138,555
Interest expenses (note 8)	116,619	131,343
Administration fees	24,058	24,289
Professional fees	20,010	20,710
Registration and filing expenses	16,555	14,991
Fund accounting fees	18,693	18,915
Transfer agent fees	11,563	11,431
Compliance fees	10,201	6,301
Shareholder fulfillment fees	9,047	8,554
Custody fees	7,889	10,295
Trustee fees and meeting expenses (note 3)	5,460	5,460
Insurance fees	1,820	1,820
Security pricing fees	2,548	3,640
Miscellaneous expenses	2,484	1,060
Total Expenses	432,942	397,364
Fees waived by Advisor (note 2)	(81,481)	(70,065)
Net Expenses	351,461	327,299
Net Investment Income	1,118,914	1,436,788
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain from investment transactions	1,951,885	266,827
Capital gain distributions from underlying funds	5,400	-
Net change in unrealized depreciation on investments	(1,405,985)	(2,752,269)
Net Realized and Unrealized Gain (Loss) on Investments	551,300	(2,485,442)
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,670,214	$(1,048,654)

See Notes to Financial Statements

Matisse Funds
Statements of Changes in Net Assets
	Matisse Discounted Closed-End Fund Strategy		Matisse Discounted Bond CEF Strategy
	Six Months Ended 09/30/23 (unaudited)	Year Ended 03/31/23	Six Months Ended 09/30/23 (unaudited)	Year Ended 03/31/23
Operations:
Net investment income	$1,118,914	$932,888	$1,436,788	$2,014,609
Net realized gain from investment transactions	1,951,885	453,629	266,827	(1,327,372)
Capital gain distributions from underlying funds	5,400	316,050	-	18,654
Net change in unrealized depreciation on investments	(1,405,985)	(3,298,135)	(2,752,269)	(2,377,230)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,670,214	(1,595,568)	(1,048,654)	(1,671,339)

Distributions to Shareholders:
Investment Income	(1,636,765)	(1,208,048)	(1,486,031)	(2,331,603)
Return of Capital	-	(2,052,343)		(260,053)
Net Decrease in Net Assets Resulting from Operations	(1,636,765)	(3,260,391)	(1,486,031)	(2,591,656)

Capital Share Transactions:
Shares sold	2,051,901	7,832,333	2,556,318	22,869,039
Reinvested dividends and distributions	1,209,434	2,265,360	1,450,452	2,480,925
Shares repurchased	(1,972,605)	(11,044,911)	(1,531,049)	(14,139,607)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	1,288,730	(947,218	2,475,721	11,210,357

Net Increase (Decrease) in Net Assets	1,322,179	(5,803,177)	(58,964)	6,947,362
Net Assets:
Beginning of Year	37,265,632	43,068,809	39,132,726	32,185,364
End of Year	$38,587,811	$37,265,632	$39,073,762	$39,132,726
Share Information:
Shares sold	328,431	1,260,450	261,382	2,276,606
Shares from reinvested dividends and distributions	199,434	388,477	153,327	258,454
Shares repurchased	(328,156)	(1,762,994)	(159,090)	(1,397,710)
Net Increase in Capital Shares	199,709	(114,067)	255,619	1,137,350

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy
Financial Highlights
For a share outstanding during the period or fiscal year ended	September 30,		March 31,
	2023(a)		2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$5.99		$6.80	$9.09	$6.16	$10.09	$11.10
Income (Loss) from Investment Operations:
Net investment income (b)	0.18		0.15	0.01	0.16	0.28	0.20
Net realized and unrealized gain (loss) on investments	0.10		(0.43)	1.16	3.67	(3.19)	0.31
Total from Investment Operations	0.28		(0.28)	1.17	3.83	(2.91)	0.51
Less Distributions From:
Net investment income	(0.26)		(0.20)	(0.54)	(0.67)	(0.39)	(0.38)
Net realized gains	-		-	(2.92)	(0.23)	(0.63)	(1.14)
Return of capital	-		(0.33)	-	-	-	-
Total Distributions	(0.26)		(0.53)	(3.46)	(0.90)	(1.02)	(1.52)

Net Asset Value, End of Year	$6.01		$5.99	$6.80	$9.09	$6.16	$10.09

Total Return	4.75%		(3.66)%	14.29%	64.68%	(32.01)%	6.53%

Net Assets, End of Year (in thousands)	$38,588		$37,266	$43,069	$324,921	$175,406	$49,234
Ratios of:
Gross Expenses to Average Net Assets (c)(d)	2.29%	(e)	1.92%	1.19%	1.23%	1.66%	1.55%
Net Expenses to Average Net Assets (c)(d)	1.86%	(e)	1.58%	1.19%	1.23%	1.37%	1.38%
Net Investment Income to Average Net Assets	5.92%	(e)	2.41%	0.16%	2.02%	3.04%	2.02%
Portfolio turnover rate	9.85%	(f)	29.50%	33.89%	42.63%	101.38%	55.00%
(a)	Unaudited
(b)	Calculated using the average shares method.
(c)	The expenses of the underlying funds are excluded from the Fund's expense ratio.
(d)
Includes interest expense of 0.62%(e) for the period end September 30, 2023, and 0.33%, 0.00%(g), 0.02%, 0.13%, and 0.14% for the fiscal years ended March 31, 2023, 2022, 2021, 2020, and 2019, respectively.

(e)	Annualized
(f)	Not annualized
(g)	Less than 0.01% per share.

See Notes to Financial Statements

Matisse Discounted Bond CEF Strategy
Financial Highlights
For a share outstanding during the period or fiscal year ended	September 30,		March 31,
	2023(a)		2023	2022	2021 (h)
Net Asset Value, Beginning of Year	$9.82		$11.29	$12.43	$10.00
Income (Loss) from Investment Operations:
Net investment income (b)	0.35		0.55	0.32	0.51
Net realized and unrealized gain (loss) on investments	(0.60)		(1.29)	(0.39)	2.56
Total from Investment Operations	(0.25)		(0.74)	(0.07)	3.07
Less Distributions From:
Net investment income	(0.36)		(0.57)	(0.52)	(0.64)
Net realized gains	-		(0.09)	(0.55)	-
Return of capital	-		(0.07)	-	-
Total Distributions	(0.36)		(0.73)	(1.07)	(0.64)

Net Asset Value, End of Year	$9.21		$9.82	$11.29	$12.43

Total Return	(2.59)%		(6.27)%	(1.02)%	31.34%

Net Assets, End of Year (in thousands)	$39,074		$39,133	$32,185	$24,642
Ratios of:
Gross Expenses to Average Net Assets (c)(d)	2.00%	(e)	1.54%	1.38%	2.00%	(e)
Net Expenses to Average Net Assets (c)(d)	1.64%	(e)	1.26%	0.99%	1.00%	(e)
Net Investment Income to Average Net Assets	7.22%	(e)	5.49%	2.56%	4.71%	(e)
Portfolio turnover rate	7.06%	(f)	57.99%	70.40%	37.27%	(f)
(a)	Unaudited
(b)	Calculated using the average shares method.
(c)	The expenses of the underlying funds are excluded from the Fund's expense ratio.
(d)	Includes interest expense of 0.59%(e) for the period end September 30, 2023, and 0.27%, 0.00%(g), and 0.01% for the fiscal years ended March 31, 2023, 2022, and 2021, respectively.
(e)	Annualized
(f)	Not annualized
(g)	Less than 0.01% per share.
(h)	For the period April 30, 2020 (Date of Initial Public Investment) through March 31, 2021.

See Notes to Financial Statements

Matisse Funds
Notes to Financial Statements (unaudited)
As of September 30, 2023

1.	Organization and Significant Accounting Policies
The Matisse Funds (the “Funds”) are series of the Starboard Investment Trust (“Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.  Each Fund is a separate diversified series of the Trust.
Deschutes Portfolio Strategy, LLC, dba Matisse Capital, (the “Advisor”) is the investment advisor for each Fund.
The Matisse Discounted Closed-End Fund Strategy Fund seeks to achieve the Fund’s investment objective of long-term capital appreciation and income by investing in unaffiliated closed-end funds that pay regular periodic cash distributions, the interests of which typically trade at substantial discounts relative to their underlying net asset values. The Fund will invest, under normal circumstances, at least 80% of net assets, plus borrowings, for investment purposes, in discounted closed-end funds.
The Matisse Discounted Bond CEF Strategy Fund seeks to achieve the Fund’s investment objective of total return with an emphasis on providing current income by principally investing in unaffiliated closed-end funds that are registered under the Investment Company Act of 1940. The Fund will invest, under normal circumstances, at least 80% of its net assets, plus any borrowing for investment purposes, in discounted closed-end funds that primarily invest in bonds.
The following is a summary of significant accounting policies consistently followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Funds follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 “Financial Services – Investment Companies,” and Financial Accounting Standards Update (“ASU”) 2013-08.
Investment Valuation
Each Fund’s investments in securities are carried at fair value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean of the most recent bid and ask prices. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  Investments in open-end investment companies are valued at their respective net asset values as reported by such investment companies.  Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A security’s “fair value” price may differ from the price next available for that security using the Fund’s normal pricing procedures. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.
Fair Value Measurement
Each Fund has adopted ASC Topic 820, Fair Value Measurements. ASC Topic 820 defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements.
Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1:	Unadjusted quoted prices in active markets for identical securities assets or liabilities that the funds have the ability to access.
Level 2:
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, credit spreads, yield curves, and market-collaborated input.

Level 3:
Unobservable inputs for the asset or liability to the extent that observable inputs are not available, representing the assumptions that a market participant would use in valuing the asset or liability at the measurement date; they would be based on the best information available, which may include the funds’ own data.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Matisse Funds
Notes to Financial Statements (unaudited)
As of September 30, 2023
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
In accordance with the Trust’s valuation policies and procedures and pursuant to Rule 2a-5 under the 1940 Act, the Board has appointed the Advisor as the valuation designee (the “Valuation Designee”). The Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of September 30, 2023, for each Fund’s assets measured at fair value:
Matisse Discounted Closed-End Fund Strategy
	Total	Level 1	Level 2	Level 3 (a)
Assets
Closed-End Funds	$38,729,477	$38,729,477	$-	$-
Short-Term Investment	222,572	222,572	-	-
Total Assets	$38,952,049	$38,952,049	$-	$-

Matisse Discounted Bond CEF Strategy
	Total	Level 1	Level 2	Level 3 (a)
Assets
Closed-End Funds	$40,350,816	$40,350,816	$-	$-
Short-Term Investment	49,398	49,398	-	-
Total Assets	$40,400,214	$40,400,214	$-	$-

(a)	The Fund had no Level 3 securities during the fiscal year ended September 30, 2023.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as a Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes accretion and amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.
Expenses
Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.
Distributions
Each Fund may declare and distribute dividends from net investment income, if any, quarterly. Distributions from capital gains, if any, are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.
Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period.  Actual results could differ from those estimates.
Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise continue to comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Matisse Funds
Notes to Financial Statements (unaudited)
As of September 30, 2023
Because the underlying funds have varied expense and fee levels and each Fund may own different proportions of underlying funds at different times, the amount of fees and expense incurred indirectly by each Fund will vary.
2.	Transactions with Related Parties and Service Providers
Advisor
Each Fund pays a monthly advisory fee to the Advisor, based upon the average daily net assets and calculated at an annual rate.
See the table below for the advisory fee rates and amounts earned by the Advisor from each Fund during period ended September 30, 2023:
Fund	Advisory Fee Rate	Amount Earned	Amount Waived by Advisor	Expenses Reimbursed by Advisor
Matisse Discounted Closed-End Fund Strategy Fund	0.99%	$185,995	$81,481	$ -
Matisse Discounted Bond CEF Strategy Fund	0.70%	138.555	70,065	-
(a)	Waivers and expense reimbursements are not subject to recoupment.
The Advisor has entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of each Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of each Fund, if necessary, in amounts that limit each Fund’s total operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of each Fund officers and Trustees and contractual indemnification of each Fund service providers (other than the Advisor)) to not more than the following percentages of the average daily net assets of each Fund.
Fund	Expenses Limitation
Matisse Discounted Closed-End Fund Strategy Fund	1.25%
Matisse Discounted Bond CEF Strategy Fund	0.99%

3.	Trustees and Officers
The Trust is governed by the Board of Trustees, which is responsible for the management and supervision of the Funds.  The Trustees meet periodically throughout the year to review contractual agreements with companies that furnish services to the Funds; review performance of the Advisor and the Funds; and oversee activities of the Funds.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” of the Trust or the Advisor within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”) will receive $2,400 per series per year plus $400 for each quarterly meeting, $200 for each Committee meeting held outside of the quarterly Board meetings, and $1,000 per special meeting.  Prior to April 1, 2023, the Independent Trustees received $2,000 per series of the Trust each year but may receive up to an additional $200 per meeting attended and $500 per Fund per special meeting related to contract renewal issues. The Trust reimburses each Independent Trustee and officer of the Trust for his or her travel and other expenses related to attendance of Board meetings. Additional fees were incurred during the period as special meetings were necessary in addition to the regularly scheduled meetings of the Board of Trustees.
Certain officers of the Trust may also be officers of the Administrator.
4.	Purchases and Sales of Investment Securities
For the fiscal year ended September 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:
Fund	Purchases of Non-U.S. Government Securities	Proceeds from Sales of Non-U.S. Government Securities	Purchases of U.S. Government Securities	Proceeds from Sales of U.S. Government Securities
Matisse Discounted Closed-End Fund Strategy Fund	$1,638,518	$12,174,093	$2,429,116	-
Matisse Discounted Bond CEF Strategy Fund	$1,599,657	$5,411,663	$1,479,880	-

Matisse Funds
Notes to Financial Statements (unaudited)
As of September 30, 2023

5.	Risks
	Matisse Discounted Closed-End Fund Strategy	Matisse Discounted Bond CEF Strategy
Closed-End Fund Risk	X	X
Control of Closed-End Funds Risk	X	X
Convertible Securities Risk		X
Credit Risk		X
Cybersecurity Risk	X	X
Derivatives Risk		X
Equity Securities Risk	X	X
Fixed Income Securities Risk	X	X
Foreign Securities Risk	X	X
Fund of Funds Risk	X	X
General Investment Risks	X	X
Interest Rate Risk		X
Investment Advisor Risk	X	X
Junk Bond Risk		X
Leverage Risk	X	X
Limited History of Operations Risk		X
Loans Risk	X	X
Management Style Risk	X	X
Market Risk	X	X
Money Market Mutual Fund Risk	X	X
Pandemic Risk	X	X
Prepayment Risk		X
Quantitative Model Risk	X	X
Closed-End Fund Risk.  Closed-end funds involve investment risks different from those associated with other investment companies. First, the shares of closed-end funds frequently trade at a premium or discount relative to their net asset value.  When the Fund purchases shares of a closed-end fund at a discount to its net asset value, there can be no assurance that the discount will decrease, and it is possible that the discount may increase and affect whether the Fund will a realize gain or loss on the investment.  Second, many closed-end funds use leverage, or borrowed money, to try to increase returns. Leverage is a speculative technique and its use by a closed-end fund entails greater risk and leads to a more volatile share price.  If a close-end fund uses leverage, increases and decreases in the value of its share price will be magnified.  The closed-end fund will also have to pay interest or dividends on its leverage, reducing the closed-end fund's return.  Third, many closed-end funds have a policy of distributing a fixed percentage of net assets regardless of the fund’s actual interest income and capital gains.  Consequently, distributions by a closed-end fund may include a return of capital, which would reduce the fund’s net asset value and its earnings capacity.  Finally, closed-end funds are allowed to invest in a greater amount of illiquid securities than open-end mutual funds.  Investments in illiquid securities pose risks related to uncertainty in valuations, volatile market prices, and limitations on resale that may have an adverse effect on the ability of the fund to dispose of the securities promptly or at reasonable prices.

Matisse Funds
Notes to Financial Statements (unaudited)
As of September 30, 2023
Control of Closed-End Funds Risk.  Although the Fund and the Advisor will evaluate regularly each closed-end fund in which the Fund invests to determine whether its investment program is consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by a closed-end fund.  The investment advisor to each closed-end fund may change aspects of its investment strategies at any time. The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a closed-end fund.
Convertible Securities Risk. Convertible securities subject the Fund to the risks associated with both fixed-income securities and equity securities. The risks of fixed income securities and equity securities are described below. If a convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise.  If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.
Credit Risk. Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a closed-end fund will lose money. Many fixed income securities receive credit ratings from NRSROs, which assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.
Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund or its advisor, custodians, fund accountant, fund administrator, transfer agent, pricing vendors and/or other third-party service providers may adversely impact the Fund and its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Fund also may incur substantial costs for cybersecurity risk management in order to guard against any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk.  The closed-end funds held by the Fund may use derivative instruments, which derive their value from the value of an underlying security, currency, or index.  The closed-end fund’s use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by the closed-end fund’s investment advisor and may not be available at the time or price desired. The closed-end funds’ use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. In the event the counterparty to a derivative instrument becomes insolvent, the closed-end fund potentially could lose all or a large portion of its investment in the derivative instrument. Derivatives transactions can create investment leverage and may be highly volatile, and the closed-end fund could lose more than the amount it invests. In addition, derivatives transactions can increase the closed-end fund’s transaction costs. Derivatives may be difficult to value and highly illiquid, and the closed-end fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivative positions may also be improperly executed or constructed. Use of derivatives may affect the amount the timing and the character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.
When a closed-end fund enters into a derivatives transaction as a substitute for or alternative to a direct cash investment, the closed-end fund is exposed to the risk that the derivative transaction may not provide a return that corresponds precisely or at all with that of the underlying investment.

Matisse Funds
Notes to Financial Statements (unaudited)
As of September 30, 2023
The regulation of the derivatives markets has increased over the past several years and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse developments could impair the effectiveness of a closed-end fund’s derivatives transactions and cause a closed-end fund to lose value. For instance, in December 2015, the SEC proposed a new rule that would change the regulation of the use of derivatives by registered investment companies. If adopted as proposed, these regulations could significantly limit or impact a closed-end fund’s ability to invest in derivatives and other instruments, limit a closed-end fund’s ability to employ certain strategies that use derivatives, and adversely affect a closed-end fund’s performance, efficiency in implementing its strategy, liquidity and ability to pursue its investment objective.
Equity Securities Risk. Fluctuations in the value of equity securities will cause the NAV of the Fund to fluctuate. Equity securities may decline in price if the issuer fails to make anticipated dividend payments. Common stock is subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, equity securities have experienced significantly more volatility in returns than other asset classes.
o   Preferred Stock Risks. Generally, preferred stockholders have no voting rights with respect to the issuing company unless certain events occur. In addition, preferred stock will be subject to greater credit risk than debt instruments of an issuer and could be subject to interest rate risk like fixed income securities, as described below. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if dividends have accrued) and may suspend payment of dividends on preferred stock at any time. There is also a risk that the issuer will default and fail to make scheduled dividend payments on the preferred stock held by the closed-end funds.
Fixed-Income Securities Risk.  Fixed income risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early or later than expected, potentially reducing the amount of interest payments or extending time to principal repayment).  These risks could affect the value of a particular investment possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.  When the closed-end fund invests in fixed income securities the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of fixed income securities.  In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. If the U.S. Federal Reserve’s Federal Open Market Committee raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to the Fund and its shareholders. Additionally, default risk increases if issuers must borrow at higher rates. Generally, these changing market conditions may cause the Fund’s share price to fluctuate or decline more than other types of investments.
Foreign Securities Risk.  The Fund may invest in foreign securities.  Foreign securities involve investment risks different from those associated with domestic securities.  Changes in foreign economies and political climates are more likely to affect the Fund than investments in domestic securities.  The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities.  The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.
o
ADR Risk. ADRs may be subject to some of the same risks as direct investments in foreign companies, which includes international trade, currency, political, regulator, and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depository’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

Fund of Funds Risk.  The Fund is a “fund of funds.”  The term “fund of funds” is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies, including closed-end funds and money market mutual funds.  Investments in other funds subject the Fund to additional operating and management fees and expenses.  For instance, investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses.  The Fund’s performance depends in part upon the performance of the funds’ investment advisor, the strategies and instruments used by the funds, and the Advisor's ability to select funds and effectively allocate Fund assets among them.

Matisse Funds
Notes to Financial Statements (unaudited)
As of September 30, 2023
General Investment Risks.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that the Fund's investment program will be successful.  Investors should carefully review the descriptions of the Fund's investments and their risks described in this prospectus and the Fund’s Statement of Additional Information.
Interest Rate Risk. Interest rate risk is the risk that fixed income prices overall will decline over short or even long periods of time due to rising interest rates. Securities with longer maturities and durations tend to be more sensitive to interest rates than securities with shorter maturities and durations. For example, (a) if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity and (b) the price of a portfolio with a duration of 5 years would be expected to fall approximately 5.0% if interest rates rose by 1.0% and a portfolio with a duration of 2 years would be expected to fall approximately 2.0% if interest rates rose by 1.0%.
Investment Advisor Risk.  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.
Junk Bond Risk. Lower-quality bonds, known as "high yield" or "junk" bonds, present a significant risk for loss of principal and interest.  These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor, or guarantor may not be able to make its payments of interest and principal (credit quality risk).  If that happens, the value of the bond may decrease, the Fund's share price may decrease, and its income distribution may be reduced.  An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce a closed-end fund’s ability to sell its bonds (liquidity risk).  The lack of a liquid market for these bonds could decrease the Fund's share price.
Leverage Risk.  The Fund may leverage or borrow money from banks to buy securities and pledge its assets in connection with the borrowing.  Use of leverage tends to magnify increases and decreases in the Fund’s returns and leads to a more volatile share price.  The Fund will also incur borrowing costs in connection with its use of leverage.  If the interest expense of the borrowing is greater than the return on the securities bought, the use of leverage will decrease the return to shareholders in the Fund.  Leveraging by both the Fund and the underlying closed-end funds, which often employ leverage, will expose the Fund to a relatively high level of leverage risk.  There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.
Limited History of Operations Risk. The Fund has a limited history of operations for investors to evaluate.
Loans Risk. Investments in loans may subject the Fund to heightened credit risks because loans may be highly leveraged and susceptible to the risks of interest deferral, default and/or bankruptcy. An economic downturn would generally lead to a higher non-payment rate, and a loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a collateralized loan may decline in value or become illiquid, which would adversely affect the loan’s value. Unlike the securities markets, there is no central clearinghouse for loan trades and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods.
Management Style Risk.  Different types of securities tend to shift into and out of favor with investors depending on market and economic conditions.  The returns from the types of investments purchased by the Fund (e.g., closed-end funds which pay regular periodic cash distributions) may at times be better or worse than the returns from other types of funds.  Each type of investment tends to go through cycles of performing better or worse than the market in general.  The performance of the Fund may thus be better or worse than the performance of funds that focus on other types of investments, or that have a broader investment style.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, economic and political conditions, and general market conditions.  The Fund’s performance per share will change daily in response to such factors.
Money Market Mutual Fund Risk.  The Fund may invest in money market mutual funds in order to manage its cash component.  An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.

Matisse Funds
Notes to Financial Statements (unaudited)
As of September 30, 2023
Pandemic Risk. There is an ongoing global outbreak of COVID-19, which has spread to over 200 countries and territories, including the United States. The general uncertainty surrounding the dangers and impact of COVID-19 has created significant disruption in global supply chains and economic activity, increasing rates of unemployment and adversely impacting many industries. The outbreak could have a continued adverse impact on economic and market conditions and trigger a period of global economic slowdown. The outbreak of the COVID-19 pandemic has, at times, had, and is expected to continue to pose a risk of having, a material adverse impact on the Fund’s market price, NAV and portfolio liquidity among other factors. These impacts will likely continue to some extent as the outbreak persists and potentially even longer. The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present material uncertainty and risk with respect to the Fund and the performance of its investments. COVID-19 and the current financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to the Fund’s performance, portfolio liquidity, ability to pay distributions and make share repurchases.
Prepayment Risk.  Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. This is more likely to occur when interest rates fall. Prepayment may shorten the effective maturities of these securities, reducing their yield and market value. The prepayment of principal can adversely affect the return of the closed-end fund since it may have to reinvest the proceeds in securities that pay a lower interest rate.
Quantitative Model Risk.  Securities or other investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.
6.	Federal Income Tax
Distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. The general ledger is adjusted for permanent book/tax differences to reflect tax character but is not adjusted for temporary differences.
Management has reviewed each Fund’s tax positions during the year/period ended March 31, 2023, and September 30, 2023, and determined that the Fund does not have a liability for uncertain tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
At September 30, 2023 the tax-basis cost of investments and components of distributable earnings were as follows:
	Matisse Discounted Closed-End Fund Strategy	Matisse Discounted Bond CEF Strategy
Cost of Investments	$42,619,030	$47,323,395

Gross Unrealized Appreciation	2,077,784	301,789
Gross Unrealized Depreciation	(5,744,765)	(7,224,969)
Net Unrealized Appreciation (Depreciation)	(3,666,981)	(6,923,181)

Capital Loss Carryforward	(243,413)	(1,293,696)
Distributable Earnings (Accumulated Deficit)	$(3,910,394)	(8,216,877)

7.	Beneficial Ownership
The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of September 30, 2023, Charles Schwab held 73.40% of the Matisse Discounted Closed-End Fund Strategy Fund and 86.23% of the Matisse Discounted Bond CEF Strategy Fund. The Funds have no knowledge as to whether all or any portion of the shares owned of record by Charles Schwab are also owned beneficially.
8.	Commitments and Contingencies
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Funds, and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.  The Funds expect the risk of loss to be remote.

Matisse Funds
Notes to Financial Statements (unaudited)
As of September 30, 2023
9.	Borrowings
Each Fund established a borrowing agreement with Interactive Brokers LLC for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies.
Interest is based on the Federal Funds rate plus 1.57% on the first $100,000, the Federal Funds rate plus 1.07% on the next $900,000, the Federal Funds rate plus 0.75% on balances between $1,000,000 and $3,000,000, and the Federal Funds rate plus 0.75% on balances greater than $3,000,000. For the Matisse Discounted Closed-End Fund Strategy Fund the average borrowing during the fiscal period ended September 30, 2023, was $1,336,055, and the average interest rate during the same period was 6.21%. For the Matisse Discounted Bond CEF Strategy Fund the average borrowing during the fiscal period ended September 30, 2023, was $1,444,084, and the average interest rate during the same period was 6.21%.
Interest expense is charged directly to the Funds based upon actual amounts borrowed by each Fund. The Matisse Discounted Closed-End Fund Strategy Fund had no borrowings as of the fiscal period ended September 30, 2023. The Matisse Discounted Bond CEF Strategy Fund had $316,071 in borrowings as of the fiscal period ended September 30, 2023. Securities purchased with borrowings have been pledged as collateral for amounts due to broker. Total interest expense for the fiscal period was $116,619 of the Matisse Discounted Closed-End Fund Strategy Fund and $131,343 of the Matisse Discounted Bond CEF Strategy Fund as reflected in the Statement of Operations.
10.	Subsequent Events
In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the financial statements. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Matisse Funds
Additional Information (Unaudited)
As of September 30, 2023

1.	Proxy Voting Policies and Voting Record
A copy of the Advisor’s Proxy Voting Policy is included as Appendix B to the Funds’ Statement of Additional Information and are available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.  Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC’s website at http://www.sec.gov.
2.	Quarterly Portfolio Holdings
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT.  Each Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.  You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.
3.	Schedule of Shareholder Expenses
As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. The Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds and/or exchange-traded products.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2022 through September 30, 2023.
Actual Expenses Table– This table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes – This table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Actual Return
Fund	Beginning Value 4/1/2023	Ending Value 9/30/2023	Expense Paid During Period*	Annualized Expense Ratio*
Matisse Discounted Closed-End Fund Strategy	$1,000.00	$1,047.50	$9.60	1.86%
Matisse Discounted Bond CEF Strategy	1,000.00	974.10	8.79	1.77%

Hypothetical Return
Fund	Beginning Value 4/1/2023	Ending Value 9/30/2023	Expense Paid During Period*	Annualized Expense Ratio*
Matisse Discounted Closed-End Fund Strategy	$1,000.00	$1,031.40	$9.52	1.86%
Matisse Discounted Bond CEF Strategy	1,000.00	1,032.34	9.05	1.77%
*Expenses are equal to the average account value over the period multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the most recent period, divided by the number of days in the fiscal year (to reflect the six month period).
4.	Approval of Investment Advisory Agreement
In connection with the regular Board meeting held on March 9, 2023, the Board, including a majority of the Independent Trustees, discussed the approval of a management agreement between the Trust and the Advisor, with respect to the Funds (the "Investment Advisory Agreement"). The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Advisory Agreement. In connection with their deliberations regarding approval of the Investment Advisory Agreement, the Trustees reviewed materials prepared by the Advisor.

Matisse Funds
Additional Information (Unaudited)
As of September 30, 2023
In deciding on whether to approve the renewal of the Investment Advisory Agreement, the Trustees considered numerous factors, including:
(i)
Nature, Extent, and Quality of Services.  The Trustees considered the responsibilities of the Advisor under the Investment Advisory Agreements.  The Trustees reviewed the services being provided by the Advisor to the Funds including, without limitation, the quality of its investment advisory services since the Advisor began managing the Funds (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Funds’ investment objectives, policies and limitations; its coordination of services for the Funds among the Funds’ service providers; and its efforts to promote the Funds, grow the Funds’ assets, and assist in the distribution of the Funds’ shares (although no portion of the investment advisory fee was targeted to pay distribution expenses). The Trustees evaluated the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; compliance program; and financial condition.

After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor’s business, compliance program, and Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.
(ii)
Performance.  The Trustees compared the performance of the Funds with the performance of comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Morningstar/Lipper peer group average). The Trustees also considered the consistency of the Advisor’s management of the Funds with its investment objective, policies, and limitations.

Matisse Discounted Closed-End Fund Strategy Fund
The Trustees noted that the Fund outperformed the peer group and category averages for the 1-year period. The Fund outperformed the category average but underperformed the peer group average for all other periods. The Trustees noted that the Advisor had explained that the Fund’s underperformance was due to the Fund’s greater foreign exposure, a higher expense ratio, and the widening of closed-end fund discounts within the portfolio.
Matisse Discounted Bond CEF Strategy Fund
The Trustees noted that the Fund underperformed the peer group and category averages for the 1-year period but outperformed the peer group and category averages for the since-inception period. The Trustees noted that the Advisor explained that the Fund’s underperformance was due to the sharp fall in the bond market in 2022 and the widening of discounts on bond closed-end funds.
After reviewing the investment performance of each Fund, the Advisor’s experience managing the Funds, the historical investment performance, and other factors, the Board concluded that the investment performance of the Funds and the Advisor was satisfactory.
(iii)
Fees and Expenses.  The Trustees noted the management fee for the Funds under each of the Investment Advisory Agreements. The Trustees noted that the management fee for each Fund was higher than the average of the peer group and category. The Trustees noted that the expense ratio for the Matisse Discounted Closed-End Fund Strategy Fund was lower than the category average but higher than the peer group average. The Trustees noted that the expense ratio for the Matisse Discounted Bond CEF Strategy Fund was higher than the peer group average and category averages. The Trustees noted that the Advisor had indicated the fees were higher due primarily to the small size of each Fund relative to the funds within the peer group and category.  The Trustees considered the Advisor’s unique research and investment process in evaluating the reasonableness of its management fee.

Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Advisor were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.
(iv)
Profitability. The Board reviewed the Advisor’s profitability analysis in connection with its management of the Funds over the past twelve months. The Board noted that the Advisor realized a profit from the Matisse Discounted Closed-End Fund Strategy Fund but had a slight loss for the Matisse Discounted Bond CEF Strategy Fund. The Board concluded that the Advisor’s level of profitability was not excessive. The Board considered the quality of the Advisor’s service to the Funds, and after further discussion, concluded that the Advisor’s level of profitability was not excessive.

Matisse Funds
Additional Information (Unaudited)
As of September 30, 2023

(v)
Economies of Scale. In this regard, the Trustees reviewed the Funds’ operational history and noted that the size of the Funds had not provided an opportunity to realize economies of scale.  The Trustees then reviewed the Funds’ fee arrangements for breakpoints or other provisions that would allow the Funds’ shareholders to benefit from economies of scale in the future as the Funds grow.  The Trustees determined that the maximum management fee would stay the same regardless of the Funds’ asset levels but noted the Advisor’s willingness to consider breakpoints in the future as assets grow.

Conclusion. Having reviewed and discussed in depth such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreements and as assisted by the advice of legal counsel, the Trustees concluded that renewal of the Investment Advisory Agreements was fair and reasonable and in the best interest of the shareholders of the Funds.

FACTS	WHAT DO THE MATISSE FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■Social Security number and assets
■Account balances and transaction history
■Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Matisse Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-800-773-3863

Who we are
Who is providing this notice?	The Starboard Investment Trust, on behalf of the Matisse Funds, each a series of the Trust.

What we do
How do the Matisse Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
We require any companies that help provide our services to you to protect the confidentiality of the personal information they receive.

How do the Matisse Funds collect my personal information?
We collect your personal information, for example, when you
■Open an account or give us your account information
■Make deposits or withdrawals from our account
■Pay us by check or make a wire transfer
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
■Sharing for affiliates’ everyday business purposes – information about your creditworthiness
■Affiliates from using your information to market to you
■Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Deschutes Portfolio Strategies, the investment advisor, is an affiliate of the Matisse Funds.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ The Matisse Funds do not share information with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Matisse Funds do not jointly market.

Matisse Fund
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
Nottingham Shareholder Services 116 South Franklin Street Post Office Box 69 Rocky Mount, North Carolina 27802-0069	Deschutes Portfolio Strategies 15350 SW Sequoia Pkwy Suite 260 Portland, Oregon 97224
Telephone:	Telephone:
800-773-3863	503-210-3001
World Wide Web @:	World Wide Web @:
ncfunds.com	matissecap.com/funds

(b) Not applicable.

ITEM 2.	CODE OF ETHICS.
Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
A copy of Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.
None.

ITEM 11.	CONTROLS AND PROCEDURES.
(a)
The President and Principal Executive Officer and the Treasurer, Principal Accounting Officer, and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934, as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Not applicable.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.
(a)(3)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Starboard Investment Trust

/s/ Katherine M. Honey
By:	Katherine M. Honey President and Principal Executive Officer

Date:	December 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Katherine M. Honey
By:	Katherine M. Honey President and Principal Executive Officer

Date:	December 8, 2023

/s/ Peter McCabe
By:	Peter McCabe Treasurer, Principal Accounting Officer, and Principal Financial Officer

Date:	December 8, 2023